EXHIBIT 4.2

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                  COMMON STOCK

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 568139 10 9

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                   OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

                            MARINE BANCSHARES, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF, IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS OF THE CORPORATION AS NOW OR HEREAFTER AMENDED, TO ALL OF WHICH THE HOLDER HEREOF BY ACCEPTANCE HEREBY ASSENTS.
     THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

[CORPORATE SEAL]

SECRETARY                        PRESIDENT

COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                               NEW YORK, NEW YORK                 TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

MARINE BANCSHARES, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, UPON REQUEST, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM   - AS TENANTS IN COMMON
TEN ENT   - AS TENANTS BY THE ENTIRETIES
JT TEN    - AS JOINT TENANTS WITH RIGHTS OF
            SURVIRORSHIP AND NOT AS TENANTS
            IN COMMON

UNIF GIFT MIN ACT - _________ CUSTODIAN ______________
                     (CUST)               (MINOR)
                    UNDER UNIFORM GIFTS TO MINORS
                    ACT ___________________
                            (TITLES)

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________


_______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________________________


_______________________________________________________________________________
NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CONFORM IN ALL RESPECTS WITH
        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE

SIGNATURE(S) GUARANTEED: ______________________________________________________
IMPORTANT; SIGNATURE(S) MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE PROGRAM.